18. Financial instruments (Details 1) - BRL (R$) R$ in Millions	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Financial Instruments Details 1Abstract
Cash and cash equivalents	R$ 4,369	R$ 3,792	R$ 5,112
Financial instruments - Fair value hedge	87	28
Borrowings and financing	(5,525)	(4,588)
Other liabilities with related parties	(138)	(145)
Net debt	(1,207)	(913)
Shareholders' equity	R$ (13,939)	R$ (13,041)	R$ (12,417)	R$ (13,274)
Net debt to equity ratio	9.00%	7.00%